T. ROWE PRICE
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T. Rowe Price Summit Funds, Inc.

   T. Rowe Price Summit GNMA Fund


 Supplement to prospectus dated March 1, 2000
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 The Portfolio Management paragraph on page 20 of the prospectus is updated with the following:

 . GNMA Fund Connice A. Bavely, Chairman, Alan D. Levenson, Edmund M. Notzon, and William T. Reynolds. Ms. Bavely joined T. Rowe Price as a senior portfolio manager in 1998 and was appointed chairman of the committee in 2000. Prior to joining T. Rowe Price, Ms. Bavely was a partner and senior portfolio manager at Atlantic Asset Management Partners, LLC for six years.

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 The date of this supplement is October 11, 2000.
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                                                                C09-043 10/11/00